Exhibit 99.1

Peter Corrao President and CEO Sloan Gaon SVP, Corporate Development NASDAQ:MIVA Delivering valuable digital audiences to advertisers © Copyright 1999-2008 MIVA, Inc. All Rights Reserved America’s Growth Capital Emerging Growth Conference September 2008

1 This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “plan”, “intend”, “believe” or “expect” or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in MIVA reports filed with the U.S. Securities and Exchange Commission, including the Form 10-K for the most recently filed fiscal year, and the most recently filed quarterly report on Form 10-Q. Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, MIVA actual performance and results may vary from those stated herein, and MIVA undertakes no obligation to update the information contained herein. Safe Harbor

2 Key Stats: MIVA (NASDAQ GM) 1 Includes unerxercised options and unvested restricted stock units Mrq & ttm as of Q2 2008 ended June 30, 2008. *Source: NASDAQ Stock Price (9/3/08) $1.08 Avg. Daily Vol. (90 day) 54,042 52 Week Low $0.52 52 Week High $5.76 Shares Out. (mrq) 34.3MM Fully-diluted 39.0MM Public Float, est. 31.8MM Market Capitalization $37.1MM Enterprise Value $19.9MM Revenues (ttm) $134.7MM EPS (ttm) ($0.81) Cash & Equiv. $17.2MM Total Assets (mrq) $55.4MM Total Liabilities (mrq) $26.5MM Institutional Holdings*est. 67% Insider Holdings* est. 7%1 Founded 1999 Employees est. 130

3 MIVA Today • MIVA, Inc. is a digital media and advertising company that targets advertisers, publishers and consumers through the MIVA Ad Network and a portfolio of destination sites, toolbars and homepages • MIVA offers significant scale and reach: • 6.3 million active toolbars users • MIVA owned destination sites attract 40mm+ unique users / month • MIVA’s homepages generate 62mm page views / month • MIVA’s ad network delivers 120mm clicks to advertisers each month • MIVA is in the final stages of a restructuring and turnaround program designed to establish an inflection point in revenue and profitability • MIVA is part of the high growth Internet advertising market • Global market expected to grow from $30bn in 2007 to $81bn in 20111 1 Source: Interactive Advertising Bureau; “The User Revolution,” Piper Jaffray Research (Feb 2007)

4 MIVA Today THIRD PARTY AD NETWORK

5 MIVA Direct: Overview • MIVA Direct has three primary focuses: • ALOT toolbars: 34 free to install, vertically focused toolbars • ALOT homepage: a fully customizable homepage product • Destination sites: a portfolio of high-traffic consumer destination sites • MIVA Direct’s product suite is designed to: • Aggregate consumer audiences across specific verticals • Generate high volumes of type in search traffic • Deliver a broad range of different advertising formats

6 MIVA Direct: ALOT Toolbars • Launched Q4 2007 to replace legacy Starware toolbar brand • Vertically focused: 34 different toolbars available for download • Make the Internet personalized, more relevant and useful: Search for ‘pizza recipes’ on a major search engine returns 1 million results; the same search via the ALOT recipe toolbar returns 16 kitchen-tested, rated recipes • Partnerships with leading providers:

7 Rapid Adoption of new ALOT Toolbar • 2.9mm live users at 6-30-08; 6.3mm overall user base1 • Generates 147mm searches per month (4.9mm average searches/day2) • Revenue over 50% higher than legacy brand1 • Retention 12% improved compared to legacy product3 1 June 30, 2008. Source: internal statistics; search data 2 Source: internal statistics (includes error search), Q2 08 3 Toolbar retention is a variance in the number of users who keep a toolbar for at least 30 days 2.9mm 0 1 2 3 4 5 6 7 8 9 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Millions Starware (Legacy Toolbar) ALOT

8 MIVA Direct: Personalized Homepage • ALOT Personalized Home Page Launched Q4 2007 • Distributed as standalone product and as part of toolbar bundle • Generates 62mm average page views per month • Highly sticky content: avg. 15 minutes per visit • Fully customizable product beta-launched July ’08. Designed to increase stickiness, page views and retention. Source: Hitbox. Page views for ALOT and legacy homepage - average Jan-May 2008

9 MIVA Direct: MIVA-Owned Sites

10 * Hitbox Q4 ’07 & Q1 ‘08 CNN, WSJ and CNET stats sourced from company websites MIVA Direct: Global Reach of Company- Owned Sites vs. Other Major Players

11 MIVA Direct: Spill.com Spill.com is a movie review and entertainment site where users can • Watch animated reviews of the latest movie releases • View movie trailers • Blog about upcoming releases • Connect with other movie fans

12 Spill.com – site metrics *Q3 Projections based on July and August actuals 1.5M 13.2M 5.6M 6.9M Unique users Q4 2007 Q1 2008 Q2 2008 1.1M 1.21M 2.3M 2.9M Q3* 2008 1.75M Content Streams 4.3M Q1 2008 Q2 2008 Q3* 2008 4.5M Page Views Q4 2007 Q1 2008 Q2 2008 Q3* 2008 • 780% growth in page views since Q4 2007 • Leverages the growing use of the web as an entertainment source • Monetization includes video ads, rich media, banner and product placement

13 MIVA Media: Overview Pay-Per-Click ad network that connects millions of potential buyers with sellers and helps maximize revenue for online publishers • US and EU footprint • Processes over 700mm queries a day and delivers over 120mm ‘clicks’ to advertisers each month • Helps maximize revenue for the thousands of third-party web publishers that display its ads • New technology platform scheduled for phase one beta release Q4’08

14 MIVA Media: Media Network Global Fortune 1000 Global Ad Agencies Small/mid-sized businesses Search engine marketers Marquee publishers Affiliate networks Search and directory Domain aggregators Advertisers/ Agencies 3rd Party Web Publishers

15 MIVA Media: New Technology Platform • Scheduled for phase one beta release in October 2008 • When fully launched should enable MIVA Media to: Increase efficiency within the operational workflow Consolidate 10 existing platforms Offer quality based traffic segmentation and dynamic pricing Propagate a metafeed based yield management model for ad sourcing and placement Offer multiple types of ad units (PPC, CPM, CPA, CPL, CPI and video)

FINANCIAL OVERVIEW

17 Restructuring = > Inflection Point • Significant restructuring in Q2 - Q3 2008 designed to put MIVA on a path to renewed revenue growth and profitability 15% headcount reduction on June 17 resulting in estimated $4MM annualized savings August announcement of MIVA Media EU consolidation; Media EU recorded Adjusted EBITDA loss of $3.6mm in H1’08 • New Media technology platform, growth in ALOT and EU restructuring expected to lead to returned revenue growth and profitability

18 Quarterly revenue by Division Q107 Q207 Q307 Q407 Q108 Q208 Revenue (Millions) Excludes MIVA Media Italy $42.2 $38.7 $35.9 $34.1 $32.7 $30.2 Media EU recorded adjusted EBITDA loss of approximately $3.6mm in H1’08; post restructuring EU is expected to reach positive Adjusted EBITDA 350 300 250 200 150 100 50 0 Full Time Employees Employees $15.2 $14.1 $12.9 $12.4 $12.2 $12.0 $13.5 $11.1 $10.8 $9.0 $8.4 $7.9 $13.5 $13.5 $12.2 $12.7 $12.1 $10.3 0 10 20 30 40 50 Media US Media EU Direct

19 Comparative Companies ($ US in millions) Revenue Revenue Enterprise EV / Revenue EV/EBITDA Growth Growth LQ Gross LQ Adj. Company (c) Value (a) (b) LTM 2008E 2009E 2008E 2009E '08E/'07E '09E/'08E Margin Op. Mgn.(d) IAC / InterActive $1,700 0.3x 1.2x 1.0x 9x 7x (77%) 11% 45% 5% ValueClick 956 1.4x 1.4x 1.4x 6x 5x 3% 6% 68% 17% DG FastChannel 575 4.8x 3.8x 3.2x 10x 9x 53% 19% 59% 25% Marchex 415 2.9x 2.7x 2.5x 13x 11x 9% 10% 53% (3%) The Knot 230 2.3x 2.2x 2.0x 14x 10x 7% 11% 80% 10% Local.com 40 1.3x 1.0x 0.7x NM 27x 92% 31% 86% (21%) LookSmart 22 0.3x 0.3x 0.3x 6x 3x 24% 13% 40% (2%) MEDIAN $415 1.4x 1.4x 1.4x 10x 9x 9% 11% 59% 5% MIVA $20 0.1x 0.2x 0.1x NM 1x -22% 15% 50% (14%) Notes (a) Based on closing stock prices on September 2, 2008 (b) Calculated as Equity Value plus total debt, minority interest (at book value unless otherwise noted) and preferred stock, less cash & equivalents (c) Projections represent Wall Street estimates (d) Adjusted operating margin excludes extraordinary and non-recurring items Public trading company analysis

20 MIVA Key “Take-Aways” Search + Traffic . . . Both scale & scope • Highly valuable portfolio of consumer websites and toolbars, along with marquee client & partner base • New MIVA Media technology platform designed for improved operating and financial performance • Significant restructuring in Q2 - Q3 2008 designed to put MIVA on a path to renewed revenue growth & profitability • Multi-billion dollar market opportunity

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